SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                           _____________________

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



                              Date of Report
                     (Date of earliest event reported)
                             November 3, 1998

          CALIFORNIA INFRASTUCTURE AND ECONOMIC DEVELOPMENT BANK
                       SPECIAL PURPOSE TRUST PG&E-1
                       (Issuer of the Certificates)

                             PG&E FUNDING LLC
            (Exact name of registrant as specified in charter)



     Delaware                 333-30715                    94-3274751

    (State of           (Commission File Number)         (IRS Employer
   incorporation)                                   Identification No.)


      245 Market Street, Room 424
      San Francisco, California                                94105

     (Address of principal executive offices)               (Zip Code)


                              (415) 972-5467

                      (Registrant's telephone number,
                           including area code)

                                    N/A

       (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

On November 3, 1998, an initiative on the California ballot known as Proposition 9 was defeated by the voters, with 73.5% of the voters against Proposition 9 and only 26.5% of the voters in favor of Proposition 9. If it had been approved, Proposition 9 would have overturned major provisions of the electric industry restructuring legislation passed by the California Legislature in 1996 (Assembly Bill 1890). PG&E Funding LLC has previously discussed Proposition 9 and its potential impact in its reports filed with the Securities and Exchange Commission, most recently in its Quarterly Report on Form 10-Q for the quarter ended September 30, 1998.

                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PG&E FUNDING LLC
                                   (Registrant)




Dated: November 4, 1998                  GABRIEL B. TOGNERI
                                   By:  ____________________________
                                   Name: Gabriel B. Togneri
                                   Title: Treasurer